ALAMEDA-CONTRA COSTA MEDICAL ASSOCIATION COLLECTIVE
INVESTMENT TRUST FOR RETIREMENT PLANS

SUPPLEMENT DATED DECEMBER 31, 1996 TO PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1996

Effective December 31, 1996, the Investment Management Agreement between The Burridge Group Inc. ("Burridge Inc") and the Trust, on behalf of the Growth Equity Portfolio, was terminated, and the Trust entered into a new Investment Management Agreement (the "New Agreement") with The Burridge Group LLC ("Burridge LLC").

Burridge LLC is the successor to Burridge Inc, which commenced business as an investment adviser in 1986 and managed approximately $1.3 billion in investments as of October 31, 1996. It is contemplated that Burridge LLC will also be the investment adviser for Burridge Capital Development Fund, a registered investment company. Burridge LLC is indirectly majority owned by Affiliated Managers Group, Inc. ("AMG"), a private holding company which invests in mid-sized investment management firms. AMG, in turn, may be deemed to be controlled by investment funds associated with TA Associates, Inc., a private equity firm based in Boston, Massachusetts.

Christopher Fleming, a Senior Vice President and Portfolio Manager of Burridge LLC, has been primarily responsible for the day-to-day management of the Growth Equity Portfolio since 1995. Mr. Fleming joined Burridge Inc in 1994 and was an analyst and portfolio manager with Harris Associates, L.P., from 1990 to 1994.

Under the New Agreement, the Growth Equity Portfolio pays Burridge LLC an investment management fee at the annual rate of
 .75% of the first $10 million of assets, .625% of the next $10 million, .50% of the next $20 million, .375% of the next $20 million, and .25% of the next $40 million. The fee on any assets in excess of $100 million is subject to negotiation and Unitholder approval. The fee is paid at the end of each quarter based on assets at the beginning of the quarter.

The New Agreement remains in effect until April 1, 1998, and may be continued or terminated as provided in the Statement of Additional Information.